Blue Apron Q4’22 and FY’22 Presentation March 16, 2023

2 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the sufficiency of the company’s cash resources and ability to operate as a going concern in the event that prior to the end of the second quarter of 2023, RJB Partners, LLC, and certain affiliates of Joseph N. Sanberg do not fund their remaining respective obligations under the $56.5 million private placement and $12.7 million gift card transaction described in this presentation, is unable to raise sufficient funds from its February 2023 at-the-market offering or from other financing options, or the company is unable to receive cash proceeds from the disposition of some or all of the pledged securities securing the RJB private placement obligation in a private or other sale and receive proceeds sufficient to satisfy amounts owed to the company from Mr. Sanberg’s affiliates, or the company is unable to realize the anticipated benefits from identified, and to be identified, expense reductions or has unforeseen additional cash expenses; the company’s expectations regarding its expenses and revenue; the outcome of any future discussions with the company’s noteholders in the event the company breaches a covenant or other obligation under the company’s note purchase agreement, including with respect to the company’s ability to meet the financial, reporting and other covenants or its ability to make a payment on the accelerated payment schedule agreed to in March 2023; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants under the company’s indebtedness, while continuing to support the execution of its strategy; the company’s ability, including the timing and extent, to successfully support the execution of its strategy; the company’s ability to cost-effectively attract new customers and retain existing customers (including on the one hand, its ability to execute its marketing strategy with a reduced marketing budget, or on the other hand, its ability to sustain any increase in demand the company may experience), and its ability to continue to expand its product offerings and distribution channels, the company’s ability to sustain any increase in demand and/or the company’s ability to continue to execute operational efficiency practices announced in December 2022, including managing its workforce reduction costs and the impact of its workforce reduction on executing its strategy; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise;

3 the company’s ability to respond to changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; any material challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s ability to achieve its environmental, social and governance goals on its anticipated timeframe, if at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 7, 2022, the company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023 and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation, whether as a result of any new information, future events, or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. Disclaimers: Forward Looking Statements and Use of Non-GAAP Information

4 Linda Findley President and Chief Executive Officer

5 (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22, through third-party sales platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q222, through third-party sales platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (4) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (5) We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our ecommerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period FOURTH QUARTER 2022 RECAP $73.15 298,000 4.9 $358 ~659,000 Record Average Order Value +14.7% YoY (1)(2) Record Average Revenue Per Customer(3) Orders Per Customer(4)(5) Customers in Q4’22(5) Customers over last 12 months(5)

66 STRATEGIC INITIATIVES 1 Acquire and Retain Profitable Customers While Reducing Marketing Spend Drive Margin Improvements Execute Disciplined Cost Management in PTG&A 2 3

7 ~99%~81% FOUNDATIONAL MARKETING EFFORTS WEEKLY RETENTION RATE(2)BRAND AWARENESS(1) (1) Based on third party report conducted in 4Q2022 (2) Weekly retention rate for customers who are with Blue Apron consistently for at least thirteen weeks.

8 FY 2023 MARKETING STRATEGY Focused on leveraging efficient channels and investing strategically to achieve the highest return 1 Reallocate spend to performance based and digital channels 2 Ensure every channel delivers strong Cost Per Acquisition and puts company on path to profitability

9 Leverage Partnerships with Leading Brands UNLOCKING MARKETING EFFICIENCIES

DRIVING MARGIN IMPROVEMENTS Roll Out of New Organizational Structure: Establishes Accountability Across Entire Supply Chain Provides Clear Career Path for Our Teams 10

11 ~170% Increase in Product Variety(1) 1Q23 Productivity Metrics Showing Improvements QTD *** (1) Increase over the past eight quarters

12 84 Total Menu Options to Address Different Meal Moments INCREASING MENU OPTIONS +100% Y/Y Increase in Holiday Box Gross Revenue in FY 2022(1) (1) 2022 gross revenue more than double compared to our 2021 offering. This was in part driven by the additional optionality to purchase holiday themed add-ons.

1327 COST MANAGEMENT $50MM 50% Y/Y Cash Burn Reduction as of February 28, 2023 Annualized Cost Savings(1) Up to (1) The result of efforts to streamline cost structure with reductions in recruiting fees, consulting and marketing spend in FY 2022

14 Mitch Cohen Interim Chief Financial Officer

XX $14.1MM Net Proceeds Completed October 6, 2022 FUNDING & LIQUIDITY UPDATE $29.0MM Net Proceeds Completed January 19, 2023 At the Market Offering Newly Authorized ATM Up to $70.0MM Available for Issuance Launched February 10, 2023 Provides Company with Greater Flexibility in Access to Liquidity Resources ~$46.3MM Cash Balance as of February 28, 2023 March 2023 Amends Note Purchase Agreement Accelerates Paydown of Outstanding $30.0MM Senior Secured Notes Paid in Four Equal Monthly Installments of $7.5MM Beginning in March Reduces Minimum Liquidity Covenant 15

16 4Q22 PERFORMANCE Net Revenue ($M) $106.8 Million -0.18% vs 4Q21

17 3.8% 13.7%-2.4% YoY Growth -5.6% -4.0% Average Revenue Per Customer(1) Orders Per Customer(2) Average Order Value(3) -5.7%-3.1% 2.2%8.6%-0.6% -7.5% 7.0% 4Q22 KPI PERFORMANCE (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (2) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (3) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Orders in that period 12.2% -2.0% 14.7%

18 4Q22 PERFORMANCE Variable Margin(1) 34.9% -40 bps YoY PTG&A ($M) $34.3 Million -6.9% YoY % of Net Revenue 37.3% 31.5%34.4% 34.3% (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue 32.1%

19 Net Loss ($M) $(21.8) Million Strategic increase in marketing in Q4 2021 + Q1 2022 4Q22 PERFORMANCE Q4‘21 Q1‘22 Q2 ‘22 $ (23) Q4‘21 Q1 ‘22 Adjusted EBITDA ($M)(¹) $(13.5) Million Q2 ‘22 (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA Q3 ‘22 Q3 ‘22Q4 ‘22 Q4 ‘22

Q&A

Appendix: Adjusted EBITDA Reconciliation

23 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q3 2021 Q4 2021 Q1 2022(¹) Q2 2022(¹) Q3 2022(¹) Q4 2022 (in millions) Net income (loss) $(28) $(26) $(39) $(23) $(26) $(22) Share-based compensation 2 2 2 1 2 1 Depreciation and amortization 6 5 6 6 5 5 Other operating expense - - - - - 1 Gain (loss) on extinguishment of debt - - - (1) - - Interest (income) expense, net 2 2 2 1 1 1 Other (income) expense 6 (1) (2) 0 0 0 Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(12) $(18) $(31) $(16) $(18) $(14) (1) The reconciliation has been revised to reflect the adoption of ASC 842, which was first effective for the Company in conjunction with the filing of its 2022 10-K